[EFC BANCORP, INC. LETTERHEAD]



                                  PRESS RELEASE
                                EFC BANCORP, INC.
                          ANNOUNCES ANNUAL MEETING DATE


      CONTACT:    Barrett J. O'Connor
                  President and Chief Executive Officer
                  EFC Bancorp, Inc.
                  (847) 741-3900


      Elgin, Illinois, January 9, 2004 -- EFC Bancorp, Inc. (AMEX:EFC) announced today that its Annual Meeting of Shareholders will be held on April 20, 2004, at 2:00 p.m. Central Time, at the Best Western Plaza Hotel & Convention Center, 345 West River Road, Elgin, Illinois 60123.